Consolidated Balance Sheets (Parentheticals) $ in Thousands	Dec. 31, 2019 USD ($) shares	Dec. 31, 2019 € / shares	Dec. 31, 2018 USD ($) shares	Dec. 31, 2018 € / shares
Trade receivables, allowance for doubtful accounts (in Dollars) | $	$ 543		$ 455
Common shares, par value (in Euro per share) | € / shares		€ 0.01		€ 0.01
Common shares, authorized	70,000,000		70,000,000
Common shares, issued	52,488,172		52,310,300
Common shares, outstanding	50,159,876		49,982,004
Treasury shares, shares	2,328,296		2,328,296